TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus

Effective immediately, the table entitled “Transamerica Funds Underlying Funds:” in the “List and Description of Underlying Portfolios” section of the prospectus is deleted in its entirety and replaced with the following:

Transamerica Funds Underlying Funds:

Fund Name	Transamerica 60/40 Asset Allocation VP	Transamerica Goldman Sachs 70/30 Allocation VP	Transamerica BlackRock Tactical Allocation VP	Transamerica JPMorgan Asset Allocation – Conservative VP	Transamerica JPMorgan Asset Allocation – Growth VP	Transamerica JPMorgan Asset Allocation – Moderate Growth VP	Transamerica JPMorgan Asset Allocation – Moderate VP	Transamerica JPMorgan International Moderate Growth VP
Transamerica Bond		X	X	X	X	X	X	X
Transamerica Capital Growth			X	X	X	X	X	X
Transamerica Core Bond	X		X	X	X	X	X	X
Transamerica Emerging Markets Debt		X	X	X	X	X	X	X
Transamerica Emerging Markets Opportunities		X	X	X	X	X	X	X
Transamerica Energy Infrastructure (formerly, Transamerica MLP & Energy Income)		X	X	X	X	X	X	X
Transamerica Event Driven		X	X	X	X	X	X	X
Transamerica Floating Rate		X	X	X	X	X	X	X
Transamerica Global Equity			X	X	X	X	X	X
Transamerica Government Money Market		X	X	X	X	X	X	X
Transamerica High Yield Bond		X	X	X	X	X	X	X
Transamerica High Yield ESG		X	X	X	X	X	X	X
Transamerica High Yield Muni			X	X	X	X	X	X
Transamerica Inflation Opportunities		X	X	X	X	X	X	X
Transamerica Intermediate Bond		X	X	X	X	X	X	X
Transamerica Intermediate Muni			X	X	X	X	X	X
Transamerica International Equity		X	X	X	X	X	X	X
Transamerica International Growth		X	X	X	X	X	X	X
Transamerica International Small Cap Value		X	X	X	X	X	X	X
Transamerica International Stock		X	X	X	X	X	X	X
Transamerica Large Cap Value		X	X	X	X	X	X	X
Transamerica Mid Cap Growth		X	X	X	X	X	X	X
Transamerica Mid Cap Value		X	X	X	X	X	X	X
Transamerica Mid Cap Value Opportunities		X	X	X	X	X	X	X
Transamerica Multi-Asset Income			X	X	X	X	X	X
Transamerica Multi-Managed Balanced			X	X	X	X	X	X
Transamerica Short-Term Bond	X	X	X	X	X	X	X	X
Transamerica Small Cap Growth		X	X	X	X	X	X	X
Transamerica Small Cap Value		X	X	X	X	X	X	X
Transamerica Small/Mid Cap Value		X	X	X	X	X	X	X
Transamerica Sustainable Bond		X	X	X	X	X	X	X
Transamerica Sustainable Equity Income		X	X	X	X	X	X	X
Transamerica Total Return		X	X	X	X	X	X	X
Transamerica Unconstrained Bond		X	X	X	X	X	X	X
Transamerica US Growth		X	X	X	X	X	X	X

Effective immediately, the corresponding information related to Transamerica MLP & Energy Income is deleted in its entirety and replaced with the following:

Transamerica Energy Infrastructure (formerly, Transamerica MLP & Energy Income)

Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “sub-adviser”), seeks to achieve the fund’s stated objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and debt securities of energy infrastructure companies. The fund considers energy infrastructure companies to include midstream companies (such as master limited partnerships (“MLPs”) and US and Canadian midstream corporations), renewable energy infrastructure companies and other issuers in the energy sector.

Midstream companies are companies that own and operate assets used in energy logistics, including transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.

Renewable energy infrastructure companies include utilities, independent power producers, developers and other companies that own, provide services for or operate any assets used in the generation, production, distribution, transportation, storage and marketing of renewable energy, including, but not limited to, solar, wind, hydroelectric, geothermal and biomass power.

The sub-adviser considers the “energy sector” to consist of companies involved in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, electricity or renewable energy (“energy-related assets”). Investments in other issuers in the energy sector will consist of companies that own, operate or provide services to energy-related assets.

Investments by the fund may include securities of any capitalization that are publicly traded on an exchange or in the over-the counter market.

The fund may invest no more than 20% of its total assets in the debt securities of issuers in the energy sector, and no more than 10% of its total assets in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities.

The fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes.

The fund may invest in long or short positions using call or put options. The sub-adviser may take long and short positions in an effort to provide some protection in down markets when compared to a fund that takes only long positions. The fund may also invest in foreign securities, but generally will not invest more than 25% of fund assets in foreign securities.

Options trading is not a core strategy of the fund but may be used by the sub-adviser to monetize existing positions when price targets are reached, to generate income or for hedging purposes.

The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes.

The above investment restrictions apply at the time of purchase, and the fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.

The fund is non-diversified.

Effective immediately, “Renewable Infrastructure Company” is added to the “Transamerica Funds Underlying Funds’ Summary of Principal Risks” table as a principal risk for Transamerica Energy Infrastructure (formerly, Transamerica MLP & Energy Income).

* * *

Investors Should Retain this Supplement for Future Reference

June 1, 2021